UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2021

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Vesey Street,
New York, New York 10285
(Address of principal executive offices and zip code)
(212) 640-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (par value $0.20 per Share)	AXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
The following information is furnished under Item 7.01 - Regulation FD Disclosure:
On November 2, 2021, American Express Company’s (the “Company”) non-consolidated joint venture, American Express Global Business Travel (“GBT”), announced that it completed its acquisition of Egencia from Expedia Group. Expedia Group acquired a percentage of ownership in GBT as a result of the transaction, reducing the Company’s economic interest in GBT to approximately 41 percent from 50 percent. The Company’s voting rights remain at 50 percent. The Company expects to recognize a pre-tax non-cash gain of approximately $240 million in the fourth quarter of 2021 due to the increase in total GBT equity book value arising from the transaction. This gain was not reflected in the two 2021 earnings per share scenarios the Company provided on its third quarter 2021 earnings call.
Cautionary Note Regarding Forward-Looking Statements
This report includes forward-looking statements, which are subject to risks and uncertainties. The forward-looking statements, including the Company’s expectations regarding a gain, contain words such as “expect,” “estimate,” “anticipate,” “intend,” “plan,” “will,” “may,” “should,” “could,” “would,” “likely,” and similar expressions. Actual results may differ from those set forth in the forward-looking statements due to a variety of factors, including post-closing adjustments and those described in the Company’s other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY
(REGISTRANT)

By:	/s/ Kristina V. Fink
Name: Kristina V. Fink
Title: Deputy Corporate Secretary

Date: November 2, 2021